UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 23, 2022 (September 21, 2022)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

Iowa	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective September 21, 2022, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the First Amended and Restated Credit Agreement  with Farm Credit Services of America, FLCA (“FLCA”), Farm Credit Services of America, PCA (“PCA”) and CoBank, ACB (“CoBank”), to amend the Company’s existing Credit Agreement dated as of July 18, 2022 (the “Credit Agreement”).

The Amendment amends and restates the Company’s Second Amended and Restated Revolving Term Note dated July 18, 2022 (the “Existing Revolving Term Note”) in its entirety, replacing it with the Third Amended and Restated Revolving Term Note dated September 21, 2022, (the “Restated Revolving Term Note”).  The Restated Revolving Term Note extends the maturity date of the Existing Revolving Term Note to September 1, 2027.

The Amendment also makes certain amendments to the Credit Agreement including the following:

●
Amends the definition of Permitted Indebtedness to increase the aggregate principal amount of indebtedness the Company may incur to $5,000,000 (less the current balance of any Existing Indebtedness (as defined in the Credit Agreement)).

●	Amends the negative covenant relating to the payment of dividends or other distributions to include the purchase, redemption, retirement or acquisition of the Company’s units.
●	Increases the amount of payments the Company can make under its Operating Leases (as defined in the Credit Agreement) to $1,000,000.

Except as set forth in the Amendment and the Restated Revolving Term Note, all other terms of the Credit Agreement remain in full force and effect.  The credit facility continues to be secured by substantially all of the Company’s assets.

The foregoing description of the Amendment and Restated Revolving Term Note do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Amendment No. 1 to the First Amended and Restated Credit Agreement dated September 21, 2022 by and among Southwest Iowa Renewable Energy, LLC, Farm Credit Services of America, FLCA, Farm Credit Services of America, PCA and CoBank, ACB

10.2	Third Amended and Restated Revolving Term Note dated September 21, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

	By:	/s/ Ann M. Reis
Date: September 23, 2022		Ann M. Reis
Chief Financial Officer